UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2006

FIRSTFLIGHT, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-56046	87-0617649
(Commission File Number)	(I.R.S. Employer Identification No.)

236 Sing Sing Road
Elmira-Corning Regional Airport
Horseheads, NY	18485
(Address of Principal Executive Offices)	(Zip Code)

(607) 739-7148
(Registrant’s Telephone Number, Including Area Code)

FBO AIR, INC.
101 Hangar Road
Wilkes-Barre/Scranton International Airport
Avoca, PA 18641
(Former Name and Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(a) Not applicable.

(b) On December 18, 2006, FirstFlight, Inc., the registrant formerly named FBO Air, Inc. (the “Company”), gave notice to Robert J. Ettinger, an executive officer of the Company, terminating without cause his employment effective as of December 28, 2006 and his employment agreement dated as of April 1, 2005 (the “Ettinger Employment Agreement”). See subsection (e) of this Item 5.02 to this Report for further information as to the Ettinger Employment Agreement and Item 8.01 to this Report for further information as to the name change.

(c) (1)(i) On December 12, 2006, the Board of Directors of the Company elected John H. Dow as the President of the Company and designated him as the Chief Executive Officer of the Company. Prior to that date, Mr. Dow had been serving as the President of the FirstFlight Operating Divisions of the Company. Ronald J. Ricciardi, who until December 12th had been serving as the President and the Chief Executive Officer of the Company, was elected as the Vice Chairman of the Board. Both Messrs. Dow and Ricciardi also continue to serve the Company as directors.

(ii) Mr. Dow was elected as a director of the Company effective September 23, 2005 when Airborne, Inc. (“Airborne”) was acquired as a subsidiary of the Company. He was designated as President of the FirstFlight Division of the Company on that date and as President of the Tech Aviation Division on September 25, 2006.

Mr. Dow formed Airborne d/b/a FirstFlight Management in 1987, shortly after he acquired B & F Brake and Wheel Service. In 1989, he expanded Airborne’s services by adding a charter brokerage division to its management, charter and aircraft sales capabilities. In 1992, Airborne successfully developed and received worldwide Part 135 Certification from the Federal Aviation Agency. Mr. Dow is a licensed pilot with an Air Transport Type rating in Gulfstream aircraft. He is a member of the National Business Aviation Association Operations Committee as well as the National Air Transport Association and served on the aviation committee for the Elmira/Corning Regional Airport.

Mr. Dow does not serve as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Mr. Dow has no family relationship with any other director or executive officer of the Company.

Airborne leases its principal facility in Elmire, NY from Mr. Dow and his wife. During the fiscal year ended December 31, 2005 (“fiscal 2005”), Airborne paid approximately $43,000 in rent to the Dows.

(iii) As previously reported, Mr. Dow, on September 30, 2005, entered into an employment agreement with Airborne and the Company (the “Dow Employment Agreement”). A copy of the Dow Employment Agreement is filed (by incorporation by reference) as Exhibit 10.1 to this Report and is incorporated herein by this reference. There was no amendment to the Dow Employment Agreement or any other material plan, contract or arrangement as a result of Mr. Dow’s assumption of his new positions with the Company.

(c)(2)(i) As indicated in the response to subsection (c)(1)(i) to this Item 5.02, Ronald J. Ricciardi was elected as Vice Chairman of the Board on December 12, 2006 and continues to serve the Company as a director. His responsibilities will include stockholder relations, compliance with federal securities laws and assisting on potential acquisitions.

(ii) Mr. Ricciardi founded with Jeffrey M. Trenk, a former director and executive officer of the Company, a proprietorship named FBO Air on January 17, 2003 and they subsequently incorporated this business as FBO Air, Inc. on January 2, 2004 in the State of Arizona. This Arizona corporation was merged with and into the Company, a public “shell” then named Shadows Bend Development, Inc. in a reverse merger transaction on August 20, 2004. Simultaneously with the reverse merger transaction, Mr. Ricciardi was elected as the President and a director of the Company and designated as its Chief Executive Officer.

Before joining the Arizona FBO Air, Inc., Mr. Ricciardi was President and CEO of P&A Capital Partners, Inc., an entertainment finance company established to fund the distribution of independent films. Mr. Ricciardi was also co-founder, Chairman and CEO of eTurn, Inc., a high technology service provider for which he developed a consolidation strategy, negotiated potential merger/acquisition candidates, prepared private placement materials and executed numerous private, institutional and venture presentations. After a management career at Pepsi-Cola Company and Perrier Group of America, Mr. Ricciardi was President and CEO of Clearidge, Inc., a leading regional consumer products company, where he provided strategic and organizational development, and led a consolidation effort that included 14 transactions, which more than tripled company revenue over four years.

Mr. Ricciardi does not serve as a director of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the Investment Company Act.

Mr. Ricciardi has no family relationship with any other director or executive officer of the Company.

(iii) As previously reported, on January 2, 2004, the Company had entered into an employment agreement (the “Ricciardi Employment Agreement”) with Mr. Ricciardi for serving as the Company’s President and Chief Executive Officer. On March 31, 2005, the Board of Directors authorized an Amendment (the “First Amendment”) to the Ricciardi Employment Agreement which, among other items, fixed April 1, 2005 as the effective date of employment under the Ricciardi Employment Agreement. A copy of the Ricciardi Employment Agreement is filed (by incorporation by reference) as Exhibit 10.4 to this Report; a copy of the First Amendment is filed (by incorporation by reference) as Exhibit 10.3 to this Report; and both are incorporated herein by this reference. On December 12, 2006, the Board of Directors authorized a second amendment to the Ricciardi Employment Agreement (the “Second Amendment”) which extended Mr. Ricciardi’s initial term of employment for an additional year until March 31, 2009 and reduced his annual base salary from $175,000 to $125,000 in view of the change in his duties. The Second Amendment has not as yet been reduced to writing.

(c)(3)(i) On December 12, 2006, the Board designated Keith P. Bleier as the Chief Accounting Officer of the Company. Since September 15, 2006, he has been serving the Company as a Senior Vice President and its Chief Financial Officer.

(ii) Prior to his engagement by the Company and commencing in September 2002, Mr. Bleier, who is a certified public accountant, served as a Principal of the Business Advisory Group of Bonadio & Co. LLP, a certified public accounting firm. While serving in such capacity, among his duties was as the engagement manager in that firm’s representation of Airborne, which became a subsidiary of the Company on September 23, 2005. From September 1998 to September 2002, he served as the principal accounting and financial officer of Montana Mills Bread Co., Inc. and its subsidiaries, which company’s common stock was listed on the American Stock Exchange prior to its purchase by Krispy Kreme Donut Corp. and which was a specialty retail and wholesale bakery manufacturer.

Mr. Bleier has no family relationship with any director or other executive officer of the Company.

(iii) As previously reported, Mr. Bleier, on September 1, 2006, entered into an employment agreement with the Company (the “Bleier Employment Agreement”). A copy of the Bleier Employment Agreement is filed (by incorporation by reference) as Exhibit 10.4 to this Report and is incorporated herein by this reference. There was no amendment to the Bleier Employment Agreement or any other material plan, contract or arrangement as a result of Mr. Bleier’s new designation.

(d)	Not applicable.

(e)  As previously reported, on March 31, 2005, the Company entered into the Ettinger Employment Agreement with Robert J. Ettinger to serve as an executive officer of the Company and, as reported in subsection (b) to this Item 5.02 to this Report, the Ettinger Employment Agreement was terminated without cause effective December 28, 2006. Mr. Ettinger was one of the four executive officers named in the Summary Compensation Table in the Company’s Annual Report on Form 10-KSB for fiscal 2005. A copy of the Ettinger Employment Agreement is filed (by incorporation by reference) as Exhibit 10.5 to this Report and is incorporated in this Report by this reference. The initial term of the Ettinger Employment Agreement was for three years, which commenced April 1, 2005. Mr. Ettinger’s base annual salary was $150,000 and he was guaranteed an annual bonus of $100,000, both being paid in equal monthly installments. In addition, he was eligible to receive an annual performance bonus based on the Board’s evaluation of the Company’s performance and his performance. Mr. Ettinger was to be granted an option each April 1st during the initial term, to purchase 250,000 shares of the Company’s Common Stock, $.001 par value (the “Common Stock”). He has received options effective April 1, 2005 and April 1, 2006. Mr. Ettinger will be paid one-year’s severance pay of $150,000 and is eligible to participate in certain non-cash benefit plans of the Company for a period of six months. His right to receive an option effective April 1, 2007 was terminated and he has three months to exercise the two outstanding options.

(f)	Not applicable.

Section 8 - Other Events

Item 8.01 Other Events

On December 12th, the stockholders authorized an Amendment to the Company’s Articles of Incorporation changing the name of the Company from FBO Air, Inc. to FirstFlight, Inc. The stockholders also authorized an Amendment to the Articles of Incorporation permitting the number of directors of the Company to be not less than one nor more than eleven, the exact number to be determined, from time to time, by the Board. An Amendment to the Articles of Incorporation effecting the corporate name change and the permitted number of directors was filed in the State of Nevada on December 13, 2006. The Company also filed an Amended and Restated Articles of Incorporation. Copies of the Articles of Incorporation, as amended prior to December 13th, are filed (by incorporation by reference) as Exhibits 3(i) through 3(i)(4) to this Report; a copy of the Amendment filed on December 13, 2006 is filed as Exhibit 3(i)(5) to this Report; a copy of the Amended and Restated Articles of Incorporation is filed as Exhibit 3(i)(6) to this Report; and all are incorporated herein by this reference.

At the Annual Meeting of Stockholders held on December 12, 2006, the stockholders also (1) approved the Company’s Stock Option Plan of 2005 and ratified the options to purchase an aggregate of 1,535,000 shares of the Common Stock theretofore granted thereunder; (2) re-elected the nine directors of the Company; and (3) authorized the directors to implement a reverse stock split of the Common Stock in an amount to be determined by the directors, but not less than one-for-three nor more than one-for-ten, and at a time to be determined by the directors, but not later than November 15, 2007. A complete report as to the votes at the Annual Meeting will be given in Item 4 to the Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2006.

Because its new Chief Executive Officer and its Chief Financial Officer/Chief Accounting Officer are based in New York, the Company has moved its principal executive office to 36 Sing Sing Road, Elmira-Corning Regional Airport, Horseheads, NY 18485 from 101 Hangar Road, Wilkes-Barre International Airport, Avoca, PA 18641.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

Number Exhibit	Description of Exhibit

3(i)	Copy of Articles of Incorporation of the Company filed on June 2, 1998.(1)
3(i)(1)	Copy of Certificate of Amendment to Articles of Incorporation (Exhibit 3.1(i)) filed on October 15, 1999.(1)
3(i)(2)	Copy of Certificate of Amendment to Articles of Incorporation (Exhibit 3.1(i)) filed on June 2, 2000.(1)
3(i)(3)	Copy of Certificate of Amendment to Articles of Incorporation (Exhibit 3.1(i)) filed on July 30, 2004.(2)
3(i)(4)	Copy of Certificate of Designations.(3)
3(i)(5)	Copy of Certificate of Amendment to Articles of Incorporation (Exhibit 3.1(i)) filed on December 13, 2006.(4)
3(i)(6)	Copy of Amended and Restated Articles of Incorporation filed on December 13, 2006.(4)
10.1	Copy of Employment Agreement dated as of September 23, 2005 among John Dow, Airborne, Inc. and the Company.(5)
10.2	Copy of Employment Agreement dated as of January 2, 2004 by and between Ronald J. Ricciardi and the Company (as the successor by merger to FBO Air, Inc., an Arizona corporation).(6)
10.3	Copy of First Amendment effective April 1, 2005 to the Ricciardi Employment Agreement, a copy of which is filed as Exhibit 10.4.(7)
10.4	Copy of Employment Agreement dated as of September 1, 2006 between Keith P. Bleier and the Company.(8)
10.5	Copy of Amendment Agreement dated as of April 1, 2005 by and between Robert J. Ettinger and the Company.(7)
10.6	Copy of the FBO Air, Inc. Stock Option Plan of 2005 dated as of December 13, 2005.(9)

_________________
(1)	Incorporated by reference to the Company’s Registration Statement Form SB-2, File No. 333-56046.

(2)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on August 27, 2004.

(3)	Incorporated by reference to the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004.

(4)	Filed herewith.

(5)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on September 28, 2005.

(6)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on October 5, 2004.

(7)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 6, 2005.

(8)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on September 21, 2006.

(9)	Incorporated by reference to the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBO Air, Inc.
(Registrant)

Dated: December 18, 2006	By:	/s/ Ronald J. Ricciardi
Ronald J. Ricciardi
Vice Chairman of the Board

FirstFlight, Inc.
List of Exhibits Filed
With Current Report on Form 8-K

Exhibit Number	Description of Exhibit	Page

3(i)(5)	Copy of Amendment to Articles of Incorporation (Exhibit 3(i)(1)) filed on December 13, 2006	E-2

3(i)(6)	Copy of Amended and Restated Articles of Incorporation filed on December 13, 2006.	E-3